UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Patriot Premium Dividend Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Patriot Premium Dividend Fund II

Semiannual Report
4.30.09

Ticker | **PDT**

Portfolio summary

Top 10 holdings[1]

Alabama Power Co., 5.200%	4.2%	Apache Corp., 5.680%	2.9%

CH Energy Group, Inc.	4.1%	Entergy Mississippi, Inc., 6.250%	2.8%

PPL Electric Utilities Corp., 6.250%	3.3%	NSTAR	2.6%

Duquesne Light Co., 6.500%	3.2%	Southern California

MetLife, Inc., 6.500%	3.2%	Edison Co., 6.125%	2.5%

Ocean Spray Cranberries, Inc.,
6.250%	2.9%

Industry composition[1,2]

Electric utilities	30%	Life & health insurance	4%

Multi-utilities	26%	Diversified banks	3%

Diversified financial services	14%	Agricultural products	3%

Oil & gas exploration & production	5%	Real estate investment trusts	2%

Consumer finance	4%	Short-term investments & other	9%

1 As a percentage of the Fund’s total investments on April 30, 2009.

2 Investments concentrated in one industry may fluctuate more widely than investments diversified across industries. Because the Fund may focus on particular industries, its performance may depend on the performance of those industries.

6	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 4-30-09 (unaudited)

Issuer		Shares	Value

Common stocks 36.53%			$140,822,621

(Cost $189,238,095)

Electric Utilities 3.43%			13,228,878

Duke Energy Corp. (Z)		200,000	2,762,000

Progress Energy, Inc. (Z)		303,500	10,355,420

Progress Energy, Inc. CVO (B)(I)(Z)		337,750	111,458

Industrial Conglomerates 0.43%			1,644,500

General Electric Co. (Z)		130,000	1,644,500

Integrated Telecommunication Services 2.18%			8,416,804

AT&T, Inc. (Z)		210,000	5,380,200

FairPoint Communications, Inc. (Z)		2,504	2,604

Verizon Communications, Inc. (Z)		100,000	3,034,000

Multi-Utilities 30.49%			117,532,439

Alliant Energy Corp. (Z)		430,000	9,614,800

Ameren Corp. (Z)		165,400	3,807,508

CH Energy Group, Inc. (Z)		560,000	24,886,400

Consolidated Edison, Inc. (Z)		65,000	2,413,450

Dominion Resources, Inc. (Z)		85,000	2,563,600

DTE Energy Co. (Z)		435,000	12,862,950

Integrys Energy Group, Inc. (Z)		240,000	6,338,400

NiSource, Inc. (Z)		490,000	5,385,100

NSTAR (Z)		510,000	16,019,100

OGE Energy Corp. (Z)		255,000	6,556,050

PNM Resources, Inc. (Z)		500,000	4,260,000

Teco Energy, Inc. (Z)		570,000	6,036,300

Vectren Corp. (Z)		129,300	2,866,581

Xcel Energy, Inc. (Z)		755,000	13,922,200

	Credit
Issuer, description	rating (A)	Shares	Value
Preferred stocks 119.91%			$462,272,582

(Cost $650,819,509)

Agricultural Products 4.58%			17,673,703

Ocean Spray Cranberries, Inc. , 6.250%,
Ser A (S)(Z)	BBB–	224,250	17,673,703

Cable & Satellite 0.25%			954,798

Comcast Corp. , 7.000% (Z)	BBB+	42,530	954,798

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	7

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Consumer Finance 6.72%			$25,904,406

HSBC Finance Corp., , 6.360%, Depositary
Shares, Ser B (Z)	BBB	35,600	462,800

HSBC Holdings PLC , 6.200%, Ser A (Z)	A–	25,000	406,000

HSBC USA, Inc. , 2.858% (G)(Z)	A+	494,950	14,789,106

SLM Corp. , 6.970%, Ser A (Z)	BB–	445,500	10,246,500

Diversified Banks 5.15%			19,837,052

Sovereign Bancorp, Inc. , 7.300%, Depositary
Shares, Ser C (Z)	BBB+	449,800	7,192,302

Wells Fargo & Co. , 8.000% (Z)	A	683,500	12,644,750

Diversified Financial Services 21.93%			84,532,290

Bank of America Corp. , 6.204%, Depositary
Shares, Ser D (Z)	BB–	960,000	12,057,600

Bank of America Corp. , 6.375% (Z)	BB–	1,160,000	13,305,200

Bank of America Corp. , 6.625% (Z)	BB–	360,000	4,474,800

Bank of America Corp. , 8.200% (Z)	BB–	35,000	528,500

Bank of America Corp. , 8.625% (Z)	BB–	102,000	1,429,020

Citigroup Capital VII , 7.125%	CC	30,000	366,000

Citigroup, Inc , 8.125% (Z)	C	450,000	8,001,000

Citigroup, Inc. , 8.500%, Depositary Shares,
Ser F (Z)	C	90,000	1,557,900

Deutsche Bank Contingent Capital Trust II ,
6.550% (Z)	BBB+	275,275	3,707,954

Deutsche Bank Contingent Capital Trust III ,
7.600% (Z)	A–	542,000	8,536,500

JPMorgan Chase & Co. , 5.490%, Ser G (Z)	BBB+	278,000	10,208,160

JPMorgan Chase & Co. , 5.720%, Ser F (Z)	BBB+	328,760	12,183,846

JPMorgan Chase & Co. , 6.150%, Ser E (Z)	BBB+	209,100	8,175,810

Electric Utilities 44.29%			170,754,587

Alabama Power Co. , 5.200% (Z)	BBB+	1,171,475	25,303,860

Carolina Power & Light Co. , 5.440% (Z)	BBB–	11,382	893,487

Central Illinois Light Co. , 4.640% (Z)	Ba1	7,460	577,684

Duquesne Light Co. , 6.500% (Z)	BB	519,900	19,350,054

Entergy Arkansas, Inc. , 6.450% (Z)	BB+	350,000	8,542,205

Entergy Mississippi, Inc. , 6.250% (Z)	BB+	667,000	16,862,627

FPC Capital I , 7.100%, Ser A (Z)	BBB–	242,500	5,432,000

Georgia Power Co. , 6.000%, Ser R (Z)	A	80,000	1,990,400

Great Plains Energy, Inc. , 4.500% (Z)	BB+	7,085	547,316

HECO Capital Trust III , 6.500% (Z)	BB+	173,100	3,809,931

Interstate Power & Light Co. , 7.100% (Z)	BBB–	176,600	4,415,000

Interstate Power & Light Co. , 8.375% (Z)	Baa2	132,800	3,462,096

PPL Electric Utilities Corp. , 4.400% (Z)	BBB	29,780	2,191,808

PPL Electric Utilities Corp. , 4.600% (Z)	BBB	3,917	265,743

PPL Electric Utilities Corp. , 6.250%,
Depositary Shares (Z)	BBB	1,000,000	20,031,300

PPL Energy Supply LLC , 7.000% (Z)	BBB	272,500	6,918,775

Public Service Electric & Gas Co. , 4.180%,
Ser B (Z)	BB+	53,677	3,758,464

Public Service Electric & Gas Co. , 4.300%,
Ser C (Z)	BB+	8,280	600,300

See notes to financial statements

8	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Electric Utilities (continued)

Public Service Electric & Gas Co. , 6.920% (Z)	BB+	131,425	$13,487,491

Southern California Edison Co. , 6.000% (Z)	BBB–	80,000	5,957,504

Southern California Edison Co. , 6.125% (Z)	BBB–	195,000	14,917,500

Virginia Electric & Power Co. , 6.980% (Z)	BBB	45,500	4,214,437

Westar Energy, Inc. , 6.100% (Z)	BBB	333,700	7,224,605

Gas Utilities 0.41%			1,584,816

Southwest Gas Capital II , 7.700% (Z)	BB+	72,300	1,584,816

Independent Power Producers & Energy Traders 1.55%			5,985,000

Constellation Energy Group, Inc. , 8.625%,
Series A (Z)	BB+	300,000	5,985,000

Integrated Telecommunication Services 0.00%			0

Touch America Holdings, Inc. , 6.875% (B)(I)	NR	161,778	0

Investment Banking & Brokerage 1.02%			3,938,229

Goldman Sachs Group, Inc. , 6.200%, Ser B (Z)	BBB	129,500	2,689,715

Lehman Brothers Holdings, Inc. , 5.670%,
Depositary Shares, Ser D (H)	NR	553,600	38,752

Lehman Brothers Holdings, Inc. , 5.940%,
Depositary Shares, Ser C (H)	NR	300,600	6,012

Morgan Stanley Capital Trust III , 6.250% (Z)	BBB	75,000	1,203,750

Life & Health Insurance 6.23%			24,003,175

MetLife, Inc. , 6.500%, Ser B (Z)	BBB–	1,055,000	19,306,500

Principal Financial Group , 6.518%, Ser B (P)(Z)	BBB–	160,000	2,099,200

Prudential PLC , 6.750% (Z)	A–	176,100	2,597,475

Movies & Entertainment 0.92%			3,539,605

Viacom, Inc. , 6.850% (Z)	BBB	196,100	3,539,605

Multi-Utilities 9.66%			37,261,676

Baltimore Gas & Electric Co. , 6.700%,
Ser 1993 (Z)	BB+	20,250	1,707,962

Baltimore Gas & Electric Co. , 6.990%,
Ser 1995 (Z)	Ba1	134,000	10,477,125

BGE Capital Trust II , 6.200% (Z)	BB+	616,000	10,164,000

NSTAR Electric Co. , 4.780% (Z)	A–	100,000	6,859,380

Sempra Energy Corp. , 4.360%	BBB+	38,500	2,695,385

Sempra Energy Corp. , 4.750%	BBB+	12,610	983,187

Union Electric Co. , 3.700% (Z)	BB	12,262	770,973

Xcel Energy, Inc. , 4.080%, Ser B (Z)	BBB–	8,610	611,310

Xcel Energy, Inc. , 4.110%, Ser D (Z)	BBB–	33,691	2,301,095

Xcel Energy, Inc. , 4.160%, Ser E (Z)	BBB–	9,410	691,259

Oil & Gas Exploration & Production 8.13%			31,342,564

Apache Corp. , 5.680%, Depositary Shares,
Ser B (Z)	BBB	236,649	17,452,864

Nexen, Inc. , 7.350% (Z)	BB+	759,000	13,889,700

Oil & Gas Storage & Transportation 1.49%			5,747,700

Southern Union Co. , 7.550% (Z)	BB	255,000	5,747,700

 See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	9

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Real Estate Investment Trusts 3.31%			$12,767,931

Kimco Realty Co. , 6.650%, Depositary Shares,
Ser F (Z)	BBB–	200,000	3,150,000

Public Storage, Inc. , 6.125% (Z)	BBB	92,700	1,773,351

Public Storage, Inc. , 6.450%, Depositary
Shares, Ser X (Z)	BBB	48,000	888,000

Public Storage, Inc. , 6.625% (Z)	BBB	64,000	1,210,240

Public Storage, Inc. , 6.750% (Z)	BBB	60,000	1,143,600

Public Storage, Inc. , 6.950% (Z)	BBB	190,000	3,765,800

Public Storage, Inc. , 7.500%, Depositary
Shares, Ser V (Z)	BBB	39,000	836,940

Specialized Finance 0.68%			2,613,950

CIT Group, Inc. , 6.350%, Ser A (Z)	B+	454,600	2,613,950

Trucking 1.96%			7,538,700

AMERCO, Inc. , 8.500%, Ser A (Z)	B	390,000	7,538,700

U.S. Government Agency 0.04%			160,435

Federal Home Loan Mortgage Corp.
(8.375% to 12-31-12, then variable), Ser Z	C	55,000	28,050

Federal National Mortgage Assn.
(8.250% to 12-31-10 then variable), Ser S	C	159,500	132,385

Wireless Telecommunication Services 1.59%			6,131,965

Telephone & Data Systems, Inc. , 6.625% (Z)	BBB–	240,400	3,774,280

United States Cellular Corp. , 7.500% (Z)	BBB–	129,900	2,357,685

	Interest
Issuer	rate	Shares	Value

Short-term investments 0.72%			$2,800,000
(Cost $2,800,000)

Commercial Paper 0.72%			2,800,000

Chevron Funding Corp.	0.060%	2,800,000	2,800,000

Total investments (Cost $842,857,604)† 157.16%			$605,895,203

Liabilities in excess of other assets (57.16%)			($220,373,515)

Total net assets 100.00%			$385,521,688

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

CVO Contingent Value Obligation

NR No rating

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available.

(B) These securities are fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC. Unaudited.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

See notes to financial statements

10	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Notes to Schedule of Investments (continued)

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is segregated as collateral for the Committed Facility Agreement (see Note 8). Total collateral value at April 30, 2009 was $516,326,899.

† At April 30, 2009, the aggregate cost of investment securities for federal income tax purposes was $845,684,371. Net unrealized depreciation aggregated $239,789,168, of which $8,796,454 related to appreciated investment securities and $248,585,622 related to depreciated investment securities.

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-09 (unaudited)
This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes.

Assets

Investments, at value (Cost $842,857,604)	$605,895,203
Cash	81,238
Dividends receivable	2,049,052
Other receivables and prepaid assets	160,788

Total assets	608,186,281

Liabilities

Committed facility agreement payable (Note 8)	221,500,000
Interest payable (Note 8)	386,785
Payable to affiliates
Transfer agent fees	104,209
Trustees’ fees	109,831
Management fees	457,073
Other payables and accrued expenses	106,695
Total liabilities	222,664,593

Net assets

Common shares capital paid-in	$616,489,220
Accumulated net realized gain on investments	197,825
Net unrealized depreciation on investments	(236,962,401)
Undistributed net investment income	5,797,044
Net assets	$385,521,688

Net asset value per share

Based on 49,969,927 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$7.72

See notes to financial statements

12	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 4-30-09 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to shareholders for the period stated.

Investment income

Dividends	$25,655,587
Interest	3,813
Less foreign taxes withheld	(863)
Total investment income	25,658,537

Expenses

Investment management fees (Note 5)	2,874,344
Accounting and legal services fees (Note 5)	316,003
Interest expense (Note 8)	1,828,901
Transfer agent fees	232,103
Printing fees	127,665
Professional fees	149,297
Custodian fees	69,105
Registration and filing fees	56,105
Trustees’ fees	28,611
Miscellaneous	154,845

Total expenses	5,836,979

Net investment income	19,821,558

Realized and unrealized gain (loss)
Net realized gain on investments	3,026,793
Change in net unrealized appreciation (depreciation) of investments	(51,757,098)

Net realized and unrealized loss	(48,730,305)

Decrease in net assets from operations	($28,908,747)

1 Semiannual period from 11-1-08 to 4-30-09.

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	13

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Period	Year
	ended	ended
	4-30-09[1]	10-31-08

Increase (decrease) in net assets

From operations
Net investment income	$19,821,558	$45,624,806
Net realized gain	3,026,793	10,328,404
Change in net unrealized appreciation (depreciation)	(51,757,098)	(233,432,165)
Distributions to DARTS	—	(11,177,829)

Decrease in net assets resulting from operations	(28,908,747)	(188,656,784)

Distributions to shareholders
From net investment income	(16,845,132)	(32,053,509)
From net realized gain	(6,527,650)	(784,872)

Total distributions	(23,372,782)	(32,838,381)

From Fund share transactions (Note 6)	(18,353,858)	(31,565,136)

Total decrease	(70,635,387)	(253,060,301)

Net assets

Beginning of period	456,157,075	709,217,376
End of period	$385,521,688	$456,157,075
Undistributed net investment income	$5,797,044	$2,820,618

1 Semiannual period from 11-1-08 to 4-30-09. Unaudited.

See notes to financial statements

14	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows 4-30-09 (unaudited)

This statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the period
ended
4-30-09

Cash flows from operating activities

Net decrease in net assets from operations	($28,908,747)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(633,845,892)
Investments sold	667,231,517
Net amortization of premium (discount)	4,961,580
Decrease in dividends and interest receivable	563,048
Decrease in receivable from affiliates	160,136
Decrease in payable for investments purchased	(120,287)
Decrease in prepaid CFA administration fees	86,397
Decrease in payable to affiliates	(48,035)
Increase in interest payable	347,997
Decrease in accrued expenses	(351,162)
Net change in unrealized (appreciation) depreciation on investments	51,757,098
Net realized loss on investments	(3,026,793)
Net cash provided by operating activities	$58,806,857

Cash flows from financing activities

Borrowings from committed facility agreement payable	221,500,000
Repayments of committed facility agreement payable	(238,500,000)
Repurchase of common shares	(18,353,858)
Distributions to common shareholders	(23,372,782)
Net cash used in financing activities	($58,726,640)
Net increase in cash	$80,217
Cash at beginning of period	$1,021
Cash at end of period	$81,238

Supplemental disclosure of cash flow information

Cash paid for interest	$1,790,113

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	4-30-09[1]	10-31-08	10-31-07	10-31-06	10-31-05[2]	10-31-04[2]

Per share operating performance

Net asset value, beginning of period	$8.67	$12.61	$12.87	$11.78	$11.73	$10.99
Net investment income[3]	0.39	0.82	0.87	0.88	0.85	0.84
Net realized and unrealized gain (loss)
on investments	(0.90)	(3.98)	(0.24)	1.11	0.14	0.80
Distribution to DARTS	—	(0.20)	(0.29)	(0.25)	(0.17)	(0.09)
Total from investment operations	(0.51)	(3.36)	0.34	1.74	0.82	1.55
Less distributions to common
shareholders
From net investment income	(0.33)	(0.58)	(0.60)	(0.65)	(0.77)	(0.81)
From net realized gain	(0.12)	(0.01)	—	—	—	—
Total distributions	(0.45)	(0.59)	(0.60)	(0.65)	(0.77)	(.081)
From anti-dilutive impact of tender offer	0.01[4]	0.01[5]	—	—	—	—
Net asset value, end of period	$7.72	$8.67	$12.61	$12.87	$11.78	$11.73
Per share market value, end of period	$6.60	$7.00	$10.59	$11.26	$11.05	$11.19
Total return at net asset value (%)[6,7]	(4.93)	(26.60)	3.32	15.91	7.14[8]	14.80[8]
Total return at market value (%)[6,7]	0.67	(29.43)	(0.83)	8.11	5.35	8.06

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$386	$456	$709	$194	$177	$177
Ratios (as a percentage of average
net assets):
Expenses (excluding interest expense)[9]	2.00[10]	1.64	1.71	1.67	1.67	1.78
Interest expense (Note 9)	0.91[10]	0.58	—	—	—	—
Expenses (including interest expense)[9]	2.91[10]	2.22	1.71	1.67	1.67	1.78
Net investment income[11]	9.89[10]	7.59	6.86	7.36	6.96	7.38
Portfolio turnover (%)	—[12]	15	14[13]	24	11	9

See notes to financial statements

16	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Period ended	4-30-09[1]	10-31-08	10-31-07	10-31-06	10-31-05[2]	10-31-04[2]

Senior securities
Total value of DARTS outstanding
(in millions)	—	—	$351	$100	$100	$100
Involuntary liquidation preference
per unit (in thousands)	—	—	$100	$100	$100	$100
Average market value per unit
(in thousands)	—	—	$100	$100	$100	$100
Asset coverage per unit[14]	—	—[15]	$300,814	$292,301	$276,340	$272,034
Total debt outstanding end of period
(in millions) (Note 8)	$222	$239	—	—	—	—
Asset coverage per $1,000
of DARTS[16]	—	—	$3,016	$2,930	$2,772	$2,762
Asset coverage per $1,000 of debt[17]	$2,741	$2,913	—	—	—	—

1 Semiannual period from 11-1-08 to 4-30-09. Unaudited.

2 Audited by previous Independent Registered Public Accounting Firm.

3 Based on the average of the shares outstanding.

4 The tender offer was completed at a repurchase price of $6.98 for 2,629,996 shares, which equals $18,353,856 in redemptons. The tender offer had a $0.01 NAV impact.

5 The tender offer was completed at a repurchase price of $8.38 for 2,768,417 shares, which equals $23,199,333 in redemptions. The tender offer had a $0.01 NAV impact.

6 Assumes dividend reinvestment.

7 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

8 Unaudited.

9 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.12%, 1.08%, 1.07% and 1.13% for the years ended 10-31-04, 10-31-05, 10-31-06 and 10-31-07, respectively.

10 Annualized.

11 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.66%, 4.50%, 4.74% and 4.54% for the years ended 10-31-04, 10-31-05, 10-31-06 and 10-31-07, respectively.

12 Less than 1%.

13 Excludes merger activity.

14 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

15 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to refinance the DARTS. The redemption of all DARTS was completed on July 3, 2008.

16 Asset coverage equals the total net assets plus DARTS divided by the DARTS of the Fund outstanding at period end.

17 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (see Note 8).

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	17

Notes to financial statements (unaudited)

Note 1 Organization

John Hancock Patriot Premium Dividend Fund II (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Note 2

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable

18	Patriot Premium Dividend Fund II | Semiannual report

inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$441,958,519	—

Level 2 — Other Significant Observable Inputs	163,825,226	—

Level 3 — Significant Unobservable Inputs	111,458	—
Total	$605,895,203	—

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, options and swap contracts, which are stated at value based upon futures’ settlement prices, foreign currency exchange forward rates, option prices and swap prices.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	INVESTMENTS IN	OTHER FINANCIAL
	SECURITIES	INSTRUMENTS

Balance as of November 1, 2008	$19,733,333	—

Accrued discounts/premiums	—	—

Realized gain (loss)	—	—

Change in unrealized appreciation (depreciation)	—	—

Net purchases (sales)	—	—

Transfers in and/or out of Level 3	(19,621,875)	—
Balance as of April 30, 2009	$111,458	—

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts

Pursuant to the custodian agreement, State Street Corporation (the Custodian) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any

Semiannual report | Patriot Premium Dividend Fund II	19

overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Statement of cash flows

The cash amount shown in the Statement of cash flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends monthly. Capital gains distributions, if any, are distributed annually. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $42,967,383 and long-term capital gain $1,048,827. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Note 3

Risk and uncertainties

Fixed income risk

Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Interest-rate risk

Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Leverage utilization risk

The Fund utilizes leverage to increase assets available for investment. See Note 7 for risks associated with the utilization of leverage.

Mortgage security risk

The Fund may invest a portion of its assets in issuers and/or securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Decreases in interest rates may cause prepayments on underlying mortgages to an IO security to accelerate resulting in a lower than anticipated yield

20	Patriot Premium Dividend Fund II | Semiannual report

and increases the risk of loss on the IO investment.

Sector risk — utilities industry

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. The concentration is closely tied to a single sector of the economy which may cause the Fund to underperform other sectors. Specifically, utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Note 4

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5

Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund’s average weekly net asset value and the value attributable to the committed facility agreement, plus 5.00% of the Fund’s weekly gross income which amounted to $2,874,344 for the period ended April 30, 2009. The Adviser’s total fee is limited to a maximum amount equal to 1.00% annually of the Fund’s average weekly managed assets. For the period ended April 30, 2008, the advisory fee incurred did not exceed the maximum advisory fee allowed. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of subadvisory fees.

The investment management fees incurred for the period ended April 30, 2009, were equivalent to an annual effective rate of 0.91% of the Fund’s average weekly net asset value.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, compliance, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets. The compensation for the year amounted to $316,003.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. Mr. John G. Vrysen is a Board member of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance

Semiannual report | Patriot Premium Dividend Fund II	21

with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 6

Fund share transactions

Common shares

This listing illustrates the Fund’s common shares repurchased during the period ended April 30, 2009 and the year ended October 31, 2008 along with the corresponding dollar value.

		Period ended 4-30-09		Year ended 10-31-08
	Shares	Amount	Shares	Amount
Repurchased	(2,629,996)	($18,353,858)	(3,623,017)	($31,565,136)

On March 31, 2008, the Board of Trustees approved a semiannual series tender offer program. Under the program, the Fund will offer to repurchase up to 5% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expires, provided that the common shares of the Fund have traded at an average daily discount to net asset value of greater than 10% during a twelve week measurement period. The tender offer will occur twice a year if the thresholds are met, with the Board of Trustees to review the program annually. On March 27, 2009, the Fund completed the second tender offer. The Fund accepted 2,629,996 shares for payment which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on March 27, 2009 at $6.98 per share, representing 98% of the NAV per share on March 27, 2009.

On October 23, 2008, the Fund completed the first tender offer. The Fund accepted 2,768,417 shares for payment which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on October 23, 2008 at $8.38 per share, representing 98% of the NAV per share on October 23, 2008.

In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. During the year ended October 31, 2008, the Fund repurchased 854,600 common shares or 1.52% of the outstanding common shares.

Note 7
Leverage

The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. Until May 7, 2008, the Fund used Dutch Auction Rate Transferable Securities (DARTS) preferred shares for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential to benefit from leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds

22	Patriot Premium Dividend Fund II | Semiannual report

received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

The Fund issued DARTS, 598 shares of Series A and 598 shares of Series B in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B. In addition, the Fund added additional series of DARTS as a result of reorganization.

In May 2008, the Fund’s Trustees approved a plan whereby the Fund’s form of leverage has changed from DARTS to a Committed Facility Agreement (the CFA). A third party commercial bank has agreed to provide this credit facility that enabled the refinancing of the Fund’s APS to debt. The redemption of all series was completed on July 3, 2008. Below is a comparison of the leverage methods utilized by the Fund:

	DARTS	CFA

Required Asset Coverage	200%	200% (300% at time of draw)

Maximum Leverage	$351 million	$284 million
Amount

Costs Associated	Dividends paid to preferred	Interest expense (overnight LIBOR
with Leverage	shareholders (maximum rate	plus 0.70%)*
equals the overnight commercial
paper rate plus 1.25%)

	DARTS auction fees	Arrangement fee**

	Auction agent expenses	Commitment fees (0.60% of the
unused portion of the CFA)

Preferred share transfer
agent expenses

* One month LIBOR plus 0.85% as of January 1, 2009.

** Arrangement fee is $710,000

Interest expense, arrangement fees and commitment fees are included in the Statement of Operations. See Note 8 for further details of the CFA.

Note 8

Committed facility agreement

Effective May 7, 2008, the Fund entered into a Committed Facility Agreement (the CFA) with a third party commercial bank that allows it to borrow up to an initial limit of $284 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Schedule of Investments. Prior to January 1, 2009, interest was charged at the one month LIBOR rate plus 0.85% payable monthly. Effective January 1, 2009, the interest was changed to one month LIBOR plus 0.85% to an amendment to the CFA. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on the committed financing and commitment fees of 0.60% per annum on the unused portion of the facility. Arrangement and commitment fees for the period ended April 30, 2009 totaled $153,258 and $247,185, respectively, and are included in interest expense in the Statement of Operations. As of April 30, 2009, the Fund had borrowings of $221,500,000 at an interest rate of one month LIBOR + 0.85% and is reflected in the committed facility agreement payable on the Statement of Asset and Liabilities. For the period from October 31, 2008 to April 30, 2009, the average borrowings under the CFA and the average interest rate (annualized) were $232,298,851 and 0.86%, respectively. The Fund may reduce or terminate the amount of

Semiannual report | Patriot Premium Dividend Fund II	23

the CFA with 270 days notice to the lender. Also, the CFA may be in default and result in termination if certain asset coverage and collateral requirements or minimum net asset amounts are not met. Finally, the Fund may terminate the agreement with 60 days notice if the Board of Trustees has determined that the elimination of all indebtedness leveraging the Fund’s investments are in the best interests of the Fund’s shareholders.

Note 9

Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2009, aggregated $2,215,777 and $35,124,513, respectively.

Note 10

Subsequent event

On May 1, 2009, the Fund increased its monthly distribution to $0.0605 per share which is effective with the Fund’s distribution payment on May 29, 2009.

24	Patriot Premium Dividend Fund II | Semiannual report

Investment objective and policy

The Fund’s investment objective is to provide a high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversi-fied portfolio of dividend paying preferred and common stocks.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred section of the Fund’s bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the year ended October 30, 2008, dividends from net investment income totaling $0.576 per share and distributions from special dividend totaling $0.01396 were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

November 28, 2008	$0.048
December 31, 2008	0.055
January 30, 2009	0.055
February 27, 2009	0.055
March 31, 2009	0.055
April 30, 2009	0.055

Semiannual report | Patriot Premium Dividend Fund II	25

CAPITAL GAIN
PAYMENT DATE	DISTRIBUTION

December 31, 2008	$0.1241

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor. com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

26	Patriot Premium Dividend Fund II | Semiannual report

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

On April 28, 2009, an adjourned session of the Annual Meeting of the Shareholders of John Hancock Patriot Premium Dividend Fund II was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting upon the proposals listed below.

Shareholders of the fund approved Proposal 1 and Proposal 2 and the votes cast were as follows:

Proposal 1: To elect six Trustees to serve until their respective successors have been duly elected and qualified.

		WITHHELD
	FOR	AUTHORITY

Deborah C. Jackson	44,496,905	2,855,466
Charles L. Ladner	44,530,808	2,821,563
Stanley Martin	44,579,729	2,772,642
John A. Moore	44,527,296	2,825,075
Gregory A. Russo	44,587,241	2,865,130
John G. Vrysen	44,573,388	2,778,983

Proposal 2: To adopt a new form of investment advisory agreement.

For	29,147,270
Against	2,394,770
Withheld	716,644
Broker Non-Vote	15,093,690

Semiannual report | Patriot Premium Dividend Fund II	27

Evaluation by the Board of New Form of
Investment Advisory Agreement

At its meeting on December 8–9, 2008, the Board, including all the Independent Trustees, approved a new form of Advisory Agreement for the Fund.

The Board, including the Independent Trustees, is responsible for selecting the Fund’s investment adviser, approving the Adviser’s selection of fund subadvisers and approving the Fund’s advisory and subadvisory agreements, their periodic continuation and any amendments.

Consistent with SEC rules, the Board regularly evaluates the Fund’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Fund and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

• the nature, extent and quality of the services to be provided by the Adviser or subadviser, as the case may be, to the Fund;

• the investment performance of the Fund;

• the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

• the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with the Fund; and

• comparative services rendered and comparative advisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Fund’s Advisory Agreement.

At its meeting on June 10, 2008, the Board approved the annual continuation of the Advisory Agreement with respect to the Fund and considered each of the factors listed above. A discussion of the basis of the Board’s approval of the Advisory Agreement and its consideration of such factors at that meeting is included in the shareholder report dated October 31, 2008. A copy of the relevant report may be obtained by calling 1-800-225-5291 (TDD – 1-800-554-6713) or by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Salvatore Schiavone, and is also available on the Internet at www.jhfunds.com.

In evaluating the Advisory Agreement at its meeting on June 10, 2008, the Board reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data typically covered the period since the Fund’s inception through December 31, 2007;

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group;

(iii) the advisory fees of comparable portfolios of other clients of the Adviser;

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund;

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale;

28	Patriot Premium Dividend Fund II | Semiannual report

(vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s compliance department;

(vii) the background and experience of senior management and investment professionals; and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser. In addition, the Board took into account the non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser supported renewal of the Advisory Agreement.

Fund performance

The Board considered the Fund’s performance results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board concluded that the Fund’s investment process and particular investments seemed consistent with the Fund’s investment objectives, strategy and style.

Investment advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services in comparison to the advisory fees for the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio and net expense ratio after waivers and reimbursements.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expenses supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately

Semiannual report | Patriot Premium Dividend Fund II	29

benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Fund’s advisory fees were not unreasonable, taking into account fee rates offered to others by the Adviser, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

December 2008 Meeting

In approving the proposed new form of Advisory Agreement at the December 8–9, 2008 meeting, the Board determined that it was appropriate to rely upon its recent consideration at its June 10, 2008 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). The Board noted that it had, at the June 10, 2008 meeting, concluded that these factors, taken as a whole, supported the continuation of the Advisory Agreement. The Board, at the December 8–9, 2008 meeting, revisited particular factors to the extent relevant to the proposed new form of Agreement. In particular, the Board noted the skill and competency of the Adviser in its past management of the Fund’s affairs and sub-advisory relationships, the qualifications of the Adviser’s personnel who perform services for the Fund, including those who served as offi-cers of the Fund, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Fund and concluded that the Adviser may reasonably be expected to perform its services ably under the proposed new form of Advisory Agreement. The Board also took into consideration the extensive analysis and efforts undertaken by a working group comprised by a subset of the Board’s Independent Trustees, which met several times, both with management representatives and separately, to evaluate the proposal to approve a new form of Agreement, prior to the Board’s December 8–9, 2008 meeting. The Board considered the differences between the current Advisory Agreement and proposed new form of Agreement, and agreed that the new Advisory Agreement structure would bring all advisory fee payment mechanics for the John Hancock Fund Complex into conformity and will result in greater administrative efficiencies for the Fund.

30	Patriot Premium Dividend Fund II | Semiannual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham*	MFC Global Investment Management
Deborah C. Jackson*	(U.S.), LLC
Charles L. Ladner
Stanley Martin*	Custodian
Dr. John A. Moore	State Street Bank and Trust Company
Steven R. Pruchansky
Gregory A. Russo	Transfer agent
John G. Vrysen†	Mellon Investor Services
*Member of the Audit Committee
†Non-Independent Trustee	Legal counsel
K&L Gates LLP
Officers
Keith F. Hartstein	Stock symbol
President and Chief Executive Officer	Listed New York Stock Exchange: PDT

Thomas M. Kinzler	For shareholder assistance
Secretary and Chief Legal Officer	refer to page 27

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

John G. Vrysen
Chief Operating Officer

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Website at sec.gov or on our Website.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Website and the SEC’s Website, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Website www.jhfunds.com or by calling 1-800-852-0218.

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Semiannual report | Patriot Premium Dividend Fund II	31

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P20SA 4/09
6/09

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES

				Maximum
			Total Number of	Number
			Shares	of Shares that
			Purchased	May
	Total		as Part of	Yet Be
	Number of	Average	Publicly	Purchased
	Shares	Price per	Announced	Under the
Period	Purchased*	Share	Plan*	Plan*

November 1, 2008 to
November 30, 2008	0	0	0	2,629,996

December 1, 2008 to
December 31, 2008	0	0	0	2,629,996

January 1, 2009 to
January 31, 2009	0	0	0	2,629,996

February 1, 2009 to
February 28, 2009	0	0	0	2,629,996

March 1, 2009 to
March 31, 2009	2,629,996	$6.98	2,629,996	2,498,496

April 1, 2009 to
April 30, 2009	0	0	0	2,498,496

Total	2,629,996	$6.98

* On March 31, 2008, the Board of Trustees approved a semiannual series tender offer program. Under the program, the Fund will offer to repurchase up to 5.00% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expires, provided that the common shares of the Fund have traded at an average daily discount to net asset value of greater than 10% during a twelve week measurement period. The tender offer will occur twice a year if the thresholds are met, with the Board of Trustees to review the program annually. On March 27, 2009, the Fund completed the tender offer. The Fund accepted 2,629,996 shares for payment which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on March 27, 2009 at $6.98 per share, representing 98% of the NAV per share on March 27, 2009.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 18, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: June 18, 2009